INVESTMENT PROPERTIES	12 Months Ended
Dec. 31, 2017
Investment property [abstract]
INVESTMENT PROPERTIES
INVESTMENT PROPERTIES
The following table presents the carrying amount for Brookfield Infrastructure’s investment properties:

US$ MILLIONS	2017	2016
Balance at beginning of the year	$154	$153
Additions, net of disposals	—	3
Non-cash additions	—	10
Fair value adjustments	23	12
Foreign currency translation	15	(24)
Balance at end of the year	$192	$154

For the year ended December 31, 2017, fair value adjustments of $23 million were recognized for the U.K. port operation (2016: $12 million).
Investment properties are measured at fair value on a recurring basis and the effective date of revaluation is December 31, 2017 and 2016. The fair value of our partnership’s investment properties are determined by management of our partnership with due consideration given to other relevant market conditions. The following table summarizes the valuation techniques and significant inputs for Brookfield Infrastructure’s investment property. Our partnership has classified all assets below under level 3 of the fair value hierarchy:

Segment	Valuation technique	Significant unobservable inputs	Range of inputs
Transport	Direct Income Capitalization	Capitalization Rate	6% to 14%

An increase in the capitalization rate would lead to a decrease in the fair value of investment property, with the opposite impact for a decrease in the capitalization rate.